EXHIBIT 32.1
Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
I, Michael L. Chasen, Chief Executive Officer of Blackboard Inc. (the “Company”), do hereby certify, under the standards set forth in and solely for the purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
1.     The Annual Report on Form 10-K of the Company for the period ended December 31, 2007 (the “Annual Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 as amended; and
2.     The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: February 19, 2008

/s/ Michael L. Chasen
Michael L. Chasen
Chief Executive Officer

EXHIBIT 32.2
Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
I, Michael J. Beach, Chief Financial Officer of Blackboard Inc. (the “Company”), do hereby certify, under the standards set forth in and solely for the purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
1.     The Annual Report on Form 10-K of the Company for the period ended December 31, 2007 (the “Annual Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 as amended; and
2.     The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: February 19, 2008

/s/ Michael J. Beach
Michael J. Beach
Chief Financial Officer